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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in Registration Statement Nos. 333-05951 and 333-45729 of JDA Software Group, Inc. on Form S-8, of our report dated January 28, 1998, appearing in this Annual Report on Form 10-K/A of JDA Software Group, Inc. for the year ended December 31, 1997.



DELOITTE & TOUCHE LLP
Phoenix, Arizona



May 27, 1998